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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 16, 2001
                                                  ------------------------------


                                Tut Systems, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                     000-25291                94-2958543
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)                File Number)           Identification No.)


                 5964 W. Las Positas Blvd., Pleasanton,         CA 94588
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               (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (925) 460-3900
                                                   -----------------------------
                                       N/A
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          (Former name or former address, if changed since last report)


Item 5. Other Events.

        On March 16, 2001, Tut Systems, Inc. issued a press release stating that it will conduct an option exchange program for its employees. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)   Exhibits.
        --------

 99.1   Press Release dated March 16, 2001.


                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 16, 2001               TUT SYSTEMS, INC.


                                     /s/ Nelson B. Caldwell
                                     ---------------------------------
                                     Name

                                     Vice President and
                                     Chief Financial Officer
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                                INDEX TO EXHIBITS


Exhibit
Number         Description of Document
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99.1           Press Release dated March 16, 2000.